                                                     ISDA SCHEDULE TO THE MASTER
                                                     AGREEMENT FOR INTEREST RATE
                                                                            SWAP

                                                         St. George Bank Limited

                       Perpetual Trustees Consolidated Limited as trustee of The
                                              Crusade Global Trust No. 2 of 2004

                                                      Crusade Management Limited

                                                          ALLENS ARTHUR ROBINSON
                                                               The Chifley Tower
                                                                2 Chifley Square
                                                                 Sydney NSW 2000
                                                                       Australia
                                                              Tel 61 2 9230 4000
                                                              Fax 61 2 9230 5333
                                                                  www.aar.com.au

                                       (C) Copyright Allens Arthur Robinson 2004

ISDA Schedule to the Master Agreement for
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DATE
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PARTIES
-------------

           1.   St. George Bank Limited (ABN 92 055 513 070) (Party A);

           2.   Perpetual Trustees Consolidated Limited (ABN 81 004 029 841) in
                its capacity as trustee of the Crusade Global Trust No. 2 of
                2004 (Party B); and

           3.   Crusade Management Limited (ABN 90 072 715 916); (Manager).
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Part 1. Termination Provisions

     (a)  SPECIFIED ENTITY is not applicable in relation to Party A or Party B:

     (b)  Sections 5(a)(ii), (iii), (iv), (v), (vi), (viii), 5(b)(ii), (iii) and
          (iv) will not apply to Party A or Party B.

     (c)  The "BANKRUPTCY" provisions of Section 5(a)(vii) are replaced by "An
          Insolvency Event under the Master Trust Deed has occurred in respect of Party A or Party B" (the party the subject of the Insolvency Event will be the Defaulting Party); or in relation to Party A, the events described in the definition of Insolvency Event (under the Master
          Trust Deed) shall apply to it as if Party A were a relevant corporation referred to in that definition. The occurrence of an
          Insolvency Event under the Security Trust Deed in respect of Party B in its personal capacity will not constitute an Event of Default provided that within 30 Local Business Days of that occurrence, Party
          A, Party B and the Manager are able to procure the novation of this
          Agreement and all Transactions to a third party in respect of which the Designated Rating Agencies confirm that the novation will not cause a reduction or withdrawal of the rating of the Notes, and Party
          A and Party B agree to execute such a novation agreement in standard
          International Swaps and Derivatives Association ("ISDA") form.

     (d)  Section 5(a)(i) is amended to replace THIRD with TENTH.

          For the avoidance of doubt, but without limiting Section 17, Party B is not obliged to pay any amount attributable to any Break Payment which is due by, but not received from, an Obligor or any Loan Offset
          Interest Amount which is due by, but not received from, the Approved
          Seller, and the failure by Party B to pay that amount shall not be an
          Event of Default.

     (e)  The AUTOMATIC EARLY TERMINATION provision of Section 6(a):

          will not apply to Party A

          will not apply to Party B

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          Any event which, upon its occurrence, constitutes an Event of Default, is deemed not to be an essential term of the Transaction so that the occurrence of any Event of Default shall not be implied to constitute a repudiation of this Agreement. This does not in any way restrict or limit the right of a Non-Defaulting Party under Section 6(a) to terminate following an Event of Default.

     (f)  PAYMENTS ON EARLY TERMINATION. Subject to Section 15(u) only, for the purpose of Section 6(e) of this Agreement, neither Party A nor Party B is required to make any payment if this Agreement is terminated and
          Section 6(e) shall not apply.

     (g)  There is no Termination Currency.

     (h)  An ADDITIONAL TERMINATION EVENT set out in Part 5(p) of this Schedule
          (under Section 15(r)), will apply.

     (i)  In the TRANSFER provision of Section 7, add a new paragraph (c):

          (c)  Party B may transfer to a Successor Trustee (as defined below) or to avoid an illegality as specified in Section 5(b)(i).

     (j)  Add a new paragraph to Section 7 immediately below paragraph (c):

          In the event that a trustee is appointed as a successor to Party B under the Trust Deed ("Successor Trustee"), Party A undertakes that it shall (unless, at the time the Successor Trustee is so appointed,
          Party A is entitled to terminate the Transaction under Section 6, in which case it may) novate to the Successor Trustee the Transaction on the same terms or on other terms to be agreed between Party A, Party B and the Successor Trustee, and give written notice to the Designated
          Rating Agencies of such novation.

PART 2.  TAX REPRESENTATIONS

(a)  PAYER TAX REPRESENTATIONS.

     For the purpose of Section 3(e) of this Agreement each of Party A and Party
     B will make the following representation.

     It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this
     Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

     (i)    the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

     (ii)   the satisfaction of the agreement of the other party contained in
            Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and

     (iii)  the satisfaction of the agreement of the other party contained in
            Section 4(d) of this Agreement,

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            provided that it shall not be a breach of this representation where reliance is placed on Section (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)  PAYEE TAX REPRESENTATIONS.

     For the purpose of Section 3(f) of this Agreement, each of Party A and
     Party B represents that it is an Australian resident and does not derive the payments under this Agreement in whole or in part in carrying on business in a country outside Australia at or through a permanent establishment of itself in that country.

     Party A and Party B also represent that Crusade Global Trust No. 2 of 2004 is a non-U.S. branch of a foreign person for U.S. federal income tax purposes.

(c)  DEDUCTION OR WITHHOLDING FOR TAX. SECTION 2(d) is replaced with the following Section:

          All payments under this Agreement will be made subject to deduction or withholding for or on account of any Tax. If a party is so required to deduct or withhold, then that party ("X") will:

          (i)    promptly notify the other party ("Y") of such requirement;

          (ii)   pay to the relevant authorities the full amount required to be deducted or withheld promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

          (iii)  promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y,
                 evidencing such payment to such authorities;

          (iv)   pay to Y the amount Y would have received had no deduction or withholding been required.

          Paragraph (iv) shall not apply to payments to be made by Party B.

PART 3.  AGREEMENT TO DELIVER DOCUMENTS

For the purpose of Section 4(a)(i) and (ii) of this Agreement, each party agrees to deliver to the other as soon as reasonably practicable following a request by the other party, any document or certificate reasonably required by a party in connection with its obligations to make a payment under this Agreement which would enable that party to make the payment free from any deduction or withholding for or on account of Tax or as would reduce the rate at which the deduction or withholding for or on account of Tax is applied to that payment.

PART 4.  MISCELLANEOUS

(a)  ADDRESSES FOR NOTICES. For the purpose of Section 12(a) of this Agreement:

     Address for notices or communications to Party A:

     Address:          Level 12, 55 Market Street, Sydney NSW 2000

     Attention:        Middle Office Compliance Manager

     Facsimile No:     (02) 9320 5589   Telephone No: (02) 9320 5526

     Address for notices or communications to Party B:

     Address:          Level 7, 9 Castlereagh Street, Sydney  NSW  2000

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     Attention:        Manager, Securitisation

     Facsimile No:     (02) 9221 7870           Telephone No: (02) 9229 9000

     Address for notices or communications to the Manager:

     Address:          Level 12, 55 Market Street, Sydney NSW 2000

     Attention:        Middle Office Compliance Manager

     Facsimile No:     (02) 9320 5589   Telephone No: (02) 9320 5526

(b)  PROCESS AGENT. For the purpose of Section 13(c) of this Agreement:

     Party A appoints as its Process Agent: None.

     Party B appoints as its Process Agent: None.

(c)  OFFICES. The provisions of Section 10(a) will not apply to this Agreement.

(d)  MULTIBRANCH PARTY. For the purpose of Section 10(c) of this Agreement:

     Party A is not a Multibranch Party.

     Party B is not a Multibranch Party.

(e)  CALCULATION AGENT. The Calculation Agent is the Manager unless otherwise specified in a Confirmation in relation to the relevant Transaction.

(f)  CREDIT SUPPORT DOCUMENT. Details of any Credit Support Document:

     In relation to Party A:    Nil.

     In relation to Party B:    Security Trust Deed

(g)  CREDIT SUPPORT PROVIDER. Credit Support Provider means:

     In relation to Party A: Nil.

     In relation to Party B:  Nil.

(h)  GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws in force in New South Wales and Section 13(b)(i)
     is deleted and replaced with the following:

     each party submits to the non-exclusive jurisdiction of the courts of New
     South Wales and Court of Appeal from them.

(i)  NETTING OF PAYMENTS. Sub-paragraph (ii) of Section 2(c) of this Agreement will apply to net Transactions in the same Confirmation and will not apply to net Transactions specified in different Confirmations.

(j)  AFFILIATE will have the meaning specified in Section 14 of this Agreement.
     For the purpose of Section 3(c), each of Party A and Party B are deemed not to have any Affiliates.

PART 5.  OTHER PROVISIONS

(a)  ISDA DEFINITIONS: This Agreement, each Confirmation and each Transaction are subject to the 2000 ISDA Definitions (published by the International
     Swap and Derivatives Association, Inc.) as amended from time to time (the
     "ISDA DEFINITIONS"), and will be governed in all respects by any provisions set forth in the ISDA Definitions, without regard to any amendments to the
     ISDA

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     Definitions made after the date of this Agreement. The ISDA Definitions are incorporation by reference in, and shall be deemed to be part of this
     Agreement and each Confirmation.

(b)  In Section 2(a)(i) add the following sentence:

     Each payment will be by way of exchange for the corresponding payment or payments payable by the other party.

(c)  In Section 2(a)(ii), after freely transferable funds add free of any set-off, counterclaim, deduction or withholding (except as expressly provided in this Agreement).

(d)  A new Section 2(a)(iv) is inserted as follows:

     (iv) The condition precedent in Section 2(a)(iii)(1) does not apply to a payment due to be made to a party if it has satisfied all its payment obligations under Section 2(a)(i) of this Agreement and has no future payment obligations, whether absolute or contingent under Section
          2(a)(i).

(e)  For the purpose of Section 2(b) of this Agreement, CHANGE OF ACCOUNT, any new account so designated shall be in the same tax jurisdiction as the original account.

(f)  ADDITIONAL REPRESENTATIONS: In Section 3 add the following immediately after paragraph (f):

          (g)  Non Assignment. It has not assigned (whether absolutely, in equity or otherwise) or declared any trust over any of its rights under any Transaction (other than, in respect of Party B, the trusts created pursuant to the Trust Deed) and has not given any charge over its assets, in the case of Party A, or the assets of the Trust (other than as provided in the Security Trust Deed), in the case of Party B.

(g)  Party B also represents to Party A (which representations will be deemed to be repeated by Party B on each date on which a Transaction is entered into)
     that:

     (i)    TRUST VALIDLY CREATED. The Trust has been validly created and is in existence at the date of this Agreement.

     (ii)   SOLE TRUSTEE. Party B has been validly appointed as trustee of the
            Trust and is presently the sole trustee of the Trust.

     (iii)  NO PROCEEDINGS TO REMOVE. No notice has been given to Party B and to
            Party B's knowledge no resolution has been passed, or direction or notice has been given, removing Party B as trustee of the Trust.

     (iv)   POWER. Party B has power under the Trust Deed to enter into this
            Agreement and the Security Trust Deed in its capacity as trustee of the Trust.

     (v)    GOOD TITLE. Party B is the equitable owner of the Assets of the
            Trust and has power under the Trust Deed to mortgage or charge them in the manner provided in the Security Trust Deed, and, subject only to the Trust Deed, the Security Trust Deed and any Security Interest
            (as defined in the Trust Deed) permitted under the Security Trust
            Deed, as far as Party B is aware, those assets are free from all other Security Interests.

(h)  In Section 3(c):

     (i)    delete the words AGENCY OR OFFICIAL; and

     (ii)   in the third line, insert "materially" before the word "affect".

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(i)  In Section 4 add a new paragraph as follows:

     (f)  CONTRACTING AS PRINCIPAL. Party A will enter into all Transactions as principal and not otherwise and Party B will enter into all
          Transactions in its capacity as trustee of the Trust and not otherwise.

(j)  In Section 6(d)(i), in the last line, insert "in the absence of manifest error" after the word EVIDENCE.

(k)  CONFIRMATIONS. Notwithstanding the provisions of Section 9(e)(ii), each
     Confirmation in respect of a Swap Transaction which is confirmed by electronic messaging system, an exchange of telexes or an exchange of facsimiles will be further evidenced by an original Confirmation signed by the parties, however any failure to sign an original Confirmation will not affect the validity or enforceability of any Swap Transaction.

(l)  Section 12 is amended as follows:

     (i)    in Section 12(a), insert and settlement instructions requiring payment to an entity other than the original counterparty after
            Section 5 or 6 in line 2.

     (ii)   Section 12(a)(iii) is replaced with:

                 (iii) if sent by facsimile transmission, on the date a
                      transmission report is produced by the machine from which
                      the facsimile was sent which indicates that the facsimile
                      was sent in its entirety to the facsimile number of the
                      recipient notified for the purpose of this Section, unless the recipient notifies the sender within one Local
                      Business Day of the facsimile being sent that the
                      facsimile was not received in its entirety and in legible
                      form.

(m)  Any reference to a:

     (i)    SWAP TRANSACTION in the ISDA Definitions is deemed to be a reference to a TRANSACTION for the purpose of interpreting this Agreement or any Confirmation; and

     (ii)   TRANSACTION in this Agreement or any Confirmation is deemed to be a reference to a SWAP TRANSACTION for the purpose of interpreting the
            ISDA Definitions.

(n)  TRUST DEED means the Master Trust Deed dated 14 March 1998 as amended by the Crusade Global Trust No. 2 of 2004 Supplementary Terms Notice dated on or about the date of this Agreement between (among others) Party B, Party A and the Manager (the SUPPLEMENTARY TERMS NOTICE), and each of the following expressions shall have the meanings given to them in the Trust Deed and the
     Supplementary Terms Notice:

                           APPROVED BANK

                           APPROVED SELLER

                           ASSETS

                           BANK

                           BREAK PAYMENT

                           CLASS

                           DESIGNATED RATING AGENCY

                           FINAL MATURITY DATE

                           FIXED RATE LOAN

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                           HOUSING LOAN PRINCIPAL

                           INSOLVENCY EVENT

                           LOAN OFFSET INTEREST AMOUNT

                           MASTER TRUST DEED

                           NOTE

                           OBLIGOR

                           PAYMENT DATE

                           PURCHASED RECEIVABLE

                           REDRAW FACILITY PROVIDER

                           SECURITY TRUST DEED

                           SERVICER

                           SUPPORT FACILITY PROVIDER

                           TRUST

(o)  TRUST DEED: The Parties acknowledge and agree that for the purposes of the
     Trust Deed, this Agreement is an HEDGE AGREEMENT and Party A are SUPPORT
     FACILITY PROVIDERS.

(p)  A new Section 15 is added as follows:

     15.  DOWNGRADE

     (a)  For the purpose of this Section 15 the following additional definitions apply:

          ACCEPTABLE ARRANGEMENT means an arrangement which each relevant
          Designated Rating Agency has confirmed in writing will result in the avoidance or reversal of any Note Downgrade.

          ACCEPTABLE RATING means, at any time, that Party A's short term rating from S&P is not below A-1.

          APPROVED BANK means a Bank which has a short- term rating of at least
          A-1+ (S&P), P-1 (short-term) and A2 (long-term) (Moody's).

          DOWNGRADE means Party A's rating by a Designated Rating Agency has been withdrawn or reduced resulting in Party A having:

          (i)  a short term credit rating of less than A-1 by S and P; or

          (ii) a credit rating by Moody's of less than P-1(short-term) or A2
               (long-term).

          NOTE DOWNGRADE means any actual or proposed withdrawal or downgrade of the ratings assigned to any Class of Notes by a Designated Rating
          Agency which results or would result in any rating assigned to that
          Class of Notes being less than that stipulated in Section 4.2(f) of the Supplementary Terms Notice.

          MAJOR PARTY A DOWNGRADE means a Party A Downgrade resulting in Party A having:

          (i)  a short term credit rating by S&P of less than A-1; or

          (ii) a credit rating by Moody's of less than P-1 (short-term).

          MINOR PARTY A DOWNGRADE means any Party A Downgrade which is not a
          Major Party A Downgrade.

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          REPLACEMENT PROVIDER means a party that has agreed to replace Party A as Interest Rate Swap Provider, and has a rating greater than or equal to:

          (i)  A-1 by S&P; and

          (ii) who is suitably rated such that its appointment as Interest Rate
               Swap Provider does not result in a Note Downgrade by Moody's.

          REPLACEMENT SWAP PROVIDER means a party that has agreed to replace
          Party A as Interest Rate Swap Provider, and the appointment of which each Designated Rating Agency has confirmed, in writing, will not result in an Note Downgrade.

          SWAP COLLATERAL ACCOUNT means an account established by Party B with an Approved Bank.

     (b)  If, at any time, Party A is Downgraded and the Downgrade constitutes a
          Minor Party A Downgrade, Party A shall, within 30 days (or such greater period as agreed by the relevant Designated Rating Agency), comply with Section 15(d).

     (c)  If at any time Party A is Downgraded and the Downgrade constitutes a
          Major Party A Downgrade, Party A shall, within 5 Business Days (or such greater period as agreed by the relevant Designated Rating
          Agency) comply with Section 15(d).

     (d)  Where Party A is required to comply with this Section 15(d) it shall, at its cost, and at its election do one of the following:

          (i)    (CASH COLLATERALISE) deposit into a Swap Collateral Account and maintain in the Swap Collateral Account (whilst the relevant
                 Downgrade subsists) sufficient funds to ensure that the amount standing to the credit of the Swap Collateral Account is equal to the greater of the following (the CASH COLLATERAL AMOUNT):

                 (A)  zero;

                 (B)  CCR;

                 (C)  an amount acceptable to Moody's sufficient to ensure that the ratings given to the Notes by Moody's are not
                      adversely affected and that any Note Downgrade is avoided
                      or reversed (as the case may be); and

                 (D)  an amount acceptable to S&P that is the greater of zero,
                      CCR and the amount of the next payment that is due, or one percent of the of the outstanding notional principal of
                      the interest rate swap.

          (ii)   (NOVATE) enter into an agreement novating this Agreement to a
                 Replacement Provider proposed by any of Party A, Party B or the
                 Manager which each Designated Rating Agency has confirmed will not result in a withdrawal or downgrade of any credit rating assigned, by it, to the Notes; or

          (iii)  (OTHER ARRANGEMENTS) enter into or procure entry into any
                 Acceptable Arrangement.

          For the purpose of this paragraph (d), the formula for calculating CCR is as follows.

          CCR = CR x 1.030

          where

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          CR means MTM + VB

          MTM means the mark-to-market value of the Transactions outstanding under the Agreement. Party A will have to mark the Transactions to market and post collateral on a weekly basis, with a cure period of 3 days. The mark-to-market value should reflect the higher of 2 bids from counterparties that will be eligible and willing to assume Party
          A's role in the Transactions in place of Party A. The mark-to-market value may be a positive or negative amount. A bid has a negative value if the payment would be from the counterparty to Party A and has a positive value if the payment would be from Party A to the counterparty (for the purposes of determining a higher bid, any bid of positive value is higher than any bid of a negative value).

          VB means the value calculated by multiplying the Invested Amount at the time of the calculation by the relevant percentage calculated from the following table (for the purposes of interpreting the table,
          "Counterparty rating" is the credit rating assigned to Party A by S&P and "Maturities" is the period from and including the date of calculation to but excluding the scheduled maturity of the last expiring Transaction outstanding under this Agreement):

                              VOLATILITY BUFFER (%)

COUNTERPARTY       MATURITIES UP TO   MATURITIES UP TO     MATURITIES MORE
RATING             5 YEARS            10 YEARS             THAN 10 YEARS
A+                 1.05               1.75                 3.0
A                  1.35               2.45                 4.5
A-1*               1.5                3.15                 6.0

*    The A-1 rating will be taken to be the counterparty's short term rating.

     (e)  Where Party A procures a Replacement Provider in accordance with
          Section 15(d)(ii), each party to this Agreement shall do all things necessary to novate the relevant obligations to the Replacement
          Provider.

     (f)  If, at any time, Party A's obligations under this Agreement are novated in accordance with Section 15(d)(ii) or any Acceptable
          Arrangement is entered into in accordance with Section 15(d)(iii),
          Party A shall be immediately entitled to any cash collateral amount which it has deposited in the Swap Collateral Account.

     (g)  If the Manager becomes actually aware of the occurrence of a Party A
          Downgrade, the Manager shall notify Party A of the occurrence of such a reduction.

     (h)  Where Party B has not established a Swap Collateral Account and Party
          A is required to deposit monies into a Swap Collateral Account, the
          Manager must direct Party B to establish, as soon as is practicable, and maintain, in the name of Party B an account with an Approved Bank which account, shall be, for the purposes of this Section 15 the SWAP
          COLLATERAL ACCOUNT.

     (i)  All interest on the Swap Collateral Account will accrue and be payable monthly to the party which provides the relevant Cash Collateral
          Amount.

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     (j)  Party B may only make withdrawals from the Swap Collateral Account if directed to do so by the Manager and then only for the purpose of:

          (i)    novating obligations under this Agreement in accordance with
                 Section 15(d)(ii) or entering into any other Acceptable
                 Arrangement in accordance with 15(d)(iii);

          (ii)   refunding to Party A the amount of any reduction in the Swap
                 Collateral Amount, from time to time and providing the
                 Designated Rating Agencies have confirmed, in writing, that such refund will not result in a Note Downgrade;

          (iii)  withdrawing any amount which has been incorrectly deposited into the Swap Collateral Account;

          (iv)   paying any applicable bank account taxes or equivalent payable in respect of the Swap Collateral Account; or

          (v)    funding the amount of any payment due to be made by Party A under this Agreement following the failure by Party A to make that payment.

     (k)  Party A's obligations under this Section 15 shall:

          (i)    survive the termination of this Agreement; and

          (ii)   terminate upon Party A complying with its obligations (if any)
                 under Section 15(d).

     (l)  Where Party A fails to comply with Section 15(d), this shall constitute an Additional Termination Event and Party A shall be the
          Affected Party for this purpose.

(q)  A new Section 16 is added as follows:

          16.    Party B provisions

                 (a)  Limitation of liability

                 (A)  General

                      Clause 30 of the Master Trust Deed applies to the
                      obligations and liabilities of the Party B under this
                      agreement.

                 (B)  Limitation of Party B's Liability

                      (1)  Party B enters into this agreement only in its
                           capacity as trustee of the Trust and in no other
                           capacity (except where the Transaction Documents
                           provide otherwise). Subject to paragraph (3) below, a
                           liability arising under or in connection with this
                           agreement or the Trust can be enforced against Party
                           B only to the extent to which it can be satisfied out
                           of the assets and property of the Trust which are
                           available to satisfy the right of Party B to be
                           exonerated or indemnified for the liability. This
                           limitation of Party B's liability applies despite any
                           other provision of this agreement and extends to all
                           liabilities and obligations of Party B in any way
                           connected with any

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                           representation, warranty, conduct, omission,
                           agreement or transaction related to this agreement or
                           the Trust.

                      (2)  Subject to subparagraph (3) below, no person
                           (including any Relevant Party) may take action
                           against Party B in any capacity other than as trustee
                           of the Trust or seek the appointment of a receiver
                           (except under this agreement), or a liquidator, an
                           administrator or any similar person to Party B or
                           prove in any liquidation, administration or
                           arrangements of or affecting Party B.

                      (3)  The provisions of this section 16 shall not apply to
                           any obligation or liability of Party B to the extent
                           that it is not satisfied because under a Transaction
                           Document or by operation of law there is a reduction
                           in the extent of Party B's indemnification or
                           exoneration out of the Assets of the Trust as a
                           result of Party B's fraud, negligence, or Default.

                      (4)  It is acknowledged that the Relevant Parties are
                           responsible under the Transaction Documents for
                           performing a variety of obligations relating to the
                           Trust. No act or omission of Party B (including any
                           related failure to satisfy its obligations under this
                           agreement) will be considered fraud, negligence or
                           Default of Party B for the purpose of subparagraph
                           (3) above to the extent to which the act or omission
                           was caused or contributed to by any failure by any
                           Relevant Party or any person who has been delegated
                           or appointed by Party B in accordance with this
                           agreement or any other Transaction Document to fulfil
                           its obligations relating to the Trust or by any other
                           act or omission of a Relevant Party or any such
                           person.

                      (5)  In exercising their powers under the Transaction
                           Documents, each of Party B, the Security Trustee and
                           the Noteholders must ensure that no attorney, agent,
                           delegate, receiver or receiver and manager appointed
                           by it in accordance with this agreement has authority
                           to act on behalf of Party B in a way which exposes
                           Party B to any personal liability and no act or
                           omission of any such person will be considered fraud,
                           negligence, or Default of Party B for the purpose of
                           subparagraph (3) above.

                      (6)  In this clause, RELEVANT PARTIES means each of the
                           Manager, the Redraw Facility Provider, the Servicer,
                           the Calculation Agent, the Note Registrar, each
                           Paying Agent, the Note Trustee, and the provider of a
                           Support Facility.

                      (7)  Nothing in this clause limits the obligations
                           expressly imposed on Party B under the Transaction
                           Documents.

               (b)    Nothing in paragraph (a) limits Party A in:

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                      (i)    obtaining an injunction or other order to restrain
                             any breach of this Agreement by Party B; or

                      (ii)   obtaining declaratory relief,

                      in relation to its rights under the Security Trust Deed.

               (c)    Except as provided in paragraphs (a) and (b), Party A
                      shall not:

                      (i)    (JUDGMENT) obtain a judgment for the payment of
                             money or damages by Party B;

                      (ii)   (STATUTORY DEMAND) issue any demand under section
                             459E(1) of the Corporations Act 2001 (Cth) (or any
                             analogous provision under any other law) against
                             Party B;

                      (iii)  (WINDING UP) apply for the winding up or
                             dissolution of Party B;

                      (iv)   (EXECUTION) levy or enforce any distress or other
                             execution to, on or against any assets of Party B;

                      (v)    (COURT APPOINTED RECEIVER) apply for the
                             appointment by a court of a receiver to any of the
                             assets of Party B;

                      (vi)   (SET-OFF OR COUNTERCLAIM) exercise or seek to
                             exercise any set-off or counterclaim against Party
                             B; or

                      (vii)  (ADMINISTRATOR) appoint, or agree to the
                             appointment, of any administrator to Party B,

                      or take proceedings for any of the above and Party A
                      waives its rights to make those applications and take
                      those proceedings.

(r)  A new Section 17 is added as follows:

          17.  Break Payments

               (a)    Party B shall pay Break Payments which it receives to
                      Party A in accordance with 5.1(c) of the Supplementary
                      Terms Notice, to the extent that amounts are available to
                      make that payment.

               (b)    Subject to paragraph (c), if Party A in any capacity
                      (including in its capacity as Servicer) waives or reduces
                      the amount of any Break Payment otherwise due from an
                      Obligor, Party A agrees that Party B's obligation under
                      paragraph (a) is reduced in respect of the Break Payment
                      so waived or to the extent of the reduction of the Break
                      Payment (as the case may be).

               (c)    Party A and Party B agree that (unless Party A otherwise
                      notifies Party B in writing) Party A will waive all Break
                      Payments otherwise payable by an Obligor if the total
                      principal prepayments by that Obligor under the relevant
                      Purchased Receivable (excluding scheduled principal
                      repayments) does not exceed $5,000 in any calendar year.

IN WITNESS WHEREOF the parties have executed this schedule on the respective dates specified below with effect from the date specified on the first page of this document.

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ST.GEORGE BANK LIMITED

By:                                     By:
      ------------------------------            --------------------------------

Name:                                   Name:
      ------------------------------            --------------------------------

Title:                                  Title:
      ------------------------------            --------------------------------

Date:                                   Date:
      ------------------------------            --------------------------------

PERPETUAL TRUSTEES CONSOLIDATED LIMITED

By:                                     Witness:
      ------------------------------            --------------------------------

Name:                                   Name:
      ------------------------------            --------------------------------

Title:                                  Title:
      ------------------------------            --------------------------------

Date:                                   Date:
      ------------------------------            --------------------------------

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CRUSADE MANAGEMENT LIMITED

By:                                     By:
      -----------------------------            ---------------------------------

Name:                                   Name:
      -----------------------------            ---------------------------------

Title:                                  Title:
      -----------------------------            ---------------------------------

Date:                                   Date:
      -----------------------------            ---------------------------------

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